UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2026

Nu-Med Plus, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-54808	45-3672530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Belle Terre Building 2E Port Jefferson, NY	11777
(Address of Principal Executive Offices)	(Zip Code)

(631) 403-4337
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.03. Material Modification to Rights of Security Holders.

The information in
Item 5.03
 of this Current Report on Form 8-K is incorporated by reference into this
Item 3.03
, to the extent applicable.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2026, the Board of Directors (the “
Board
”) of Nu-Med Plus, Inc. (the “
Company
”), amended the Company’s Bylaws, effective as of the same date, to add a new section thereof, confirming that pursuant to Utah Code Ann. § 16-10a-1533.5 (or any successor statute), any transfer of the Company’s domicile to, or domestication of the Company in, a jurisdiction other than the State of Utah is required to be approved by the affirmative vote of a majority of the votes cast by the shares entitled to vote thereon, present in person or represented by proxy at a meeting at which a quorum is present.

The foregoing summary of the Bylaws amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws amendment, a copy of which is filed as
Exhibit 3.1
to this Current Report on Form 8-K (this “
Current Report
”) and is incorporated in this
Item 5.03
by reference.

Item 5.08. Shareholder Director Nominations.

The information in
Item 8.01
 of this Current Report on Form 8-K is incorporated by reference into this
Item 5.08
, to the extent applicable.

Item 8.01. Other Events.

2026 Annual Meeting

On November 2, 2026, the Board of the Company determined that the Company’s 2026 Annual Meeting of Shareholders (the “
Annual Meeting
”) will be held virtually on December 14, 2026, provided that the Company reserves the right to change the date of the Annual Meeting prior thereto. The time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission.

Shareholders of record of the Company’s common stock at the close of business on November 6, 2026, will be entitled to notice of, and to vote at, the Annual Meeting. The Company, however, reserves the right to change the record date prior to the Annual Meeting.

Any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company’s Bylaws, must be delivered to, or mailed to and received at, the Company’s principal executive offices at 640 Belle Terre Rd., Building 2 E, Port Jefferson, NY 11777, Attention: Corporate Secretary, on or before the close of business on November 13 2026, which date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the Annual Meeting. Additionally, any shareholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on November 13, 2026.

In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Utah law and the Company’s Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the Annual Meeting.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1*	Amendment No. 1 to the Bylaws of Nu-Med Plus, Inc., Adopted by the Board of Directors on November 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NU-MED PLUS, INC.

Date: November 2, 2026	By:	/s/ William Hayde
William Hayde
Chief Executive Officer

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